UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2020

SCYNEXIS, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302-6548

(Address of Principal Executive Offices, and Zip Code)

(201)-884-5485

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCYX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 2, 2020, SCYNEXIS, Inc. held its 2020 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Deloitte & Touch LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (c) for, against or abstain for the advisory approval of the executive compensation as disclosed in SCYNEXIS’s proxy statement, filed with the Securities and Exchange Commission on May 29, 2020 (the “Proxy Statement”); (d) “1 Year”, “2 Years”, “3 Years” or abstain for the advisory approval of the frequency of advisory votes on the executive compensation of SCYNEXIS’s executive officers; (e) for, against or abstain for the approval of an amendment to SCYNEXIS’s Amended and Restated Certificate of Incorporation to add a federal forum selection provision; and (f) for, against or abstain for the approval of an amendment to SCYNEXIS’s Amended and Restated Certificate of Incorporation to implement a 1-for-10 reverse stock split of SCYNEXIS’s common stock and decrease the number of authorized shares of common stock from 250,000,000 to 100,000,000. Broker non-votes are also reported. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1:

Each of the seven directors proposed by SCYNEXIS for re-election was elected by the following votes to serve until SCYNEXIS’s 2021 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Armando Anido	47,734,438	6,130,903	22,935,547
Steven C. Gilman, Ph.D.	48,131,387	5,733,954	22,935,547
Ann F. Hanham, Ph.D.	51,048,637	2,816,704	22,935,547
David Hastings	46,260,104	7,605,237	22,935,547
Guy Macdonald	51,480,158	2,385,183	22,935,547
Marco Taglietti, M.D.	51,482,724	2,382,617	22,935,547
Philippe Tinmouth	51,714,610	2,150,731	22,935,547

Proposal 2:

The appointment of Deloitte & Touch LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
74,661,467	1,524,992	614,429	—

Proposal 3:	The executive compensation, as disclosed in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
49,333,150	3,804,895	727,296	22,935,547

Proposal 4:	The frequency of advisory votes on the executive compensation of SCYNEXIS’s executive officers was approved at “1 Year”. The tabulation of votes on this matter was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
44,005,529	445,219	8,456,472	958,121	22,935,547

Proposal 5:

The amendment of the SCYNEXIS, Inc. Amended and Restated Certificate of Incorporation to add a federal forum selection provision, as described in the Proxy Statement, was not approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
48,467,689	4,475,540	922,112	22,935,547

Proposal 6:

The amendment of the SCYNEXIS, Inc. Amended and Restated Certificate of Incorporation to implement a 1-for-10 reverse stock split of SCYNEXIS’s common stock and decrease the number of authorized shares of common stock from 250,000,000 to 100,000,000, as described in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
62,146,885	14,150,229	503,774	—

SCYNEXIS has determined, in light of and consistent with the vote of its stockholders as to the preferred frequency of stockholder advisory votes on the compensation of SCYNEXIS’s named executive officers, to include a stockholder advisory vote on the compensation of SCYNEXIS’s named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of stockholder votes on the compensation of SCYNEXIS’s named executive officers.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date: July 7, 2020	By:	/s/ Marco Taglietti
	Name:	Marco Taglietti, M.D.
	Its:	Chief Executive Officer